UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4571

Name of Registrant:	Vanguard Pennsylvania Tax-Free Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

Item 1: Reports to Shareholders

Annual Report | November 30, 2011

Vanguard Pennsylvania Tax-Exempt Funds

Vanguard Pennsylvania Tax-Exempt Money Market Fund

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

> The municipal bond market slid lower in a tumultuous first quarter of the fiscal year before snapping back vigorously in the ensuing nine months.

> For the year ended November 30, 2011, Vanguard Pennsylvania Tax-Exempt

Money Market Fund returned 0.06%, as the Federal Reserve extended its near-0% target for the shortest-term interest rates until at least mid-2013.

> Investor Shares of Vanguard Pennsylvania Long-Term Tax-Exempt Fund

returned 6.07% and Admiral Shares returned 6.15%, lagging the fund’s benchmark index but ahead of the average return of its peers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Pennsylvania Tax-Exempt Money Market Fund.	11
Pennsylvania Long-Term Tax-Exempt Fund.	27
About Your Fund’s Expenses.	57
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2011
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Pennsylvania Tax-Exempt Money
Market Fund	0.01%	0.02%	0.06%	0.00%	0.06%
Pennsylvania Tax-Exempt Money Market Funds
Average					0.00
Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	2.98%	4.73%	4.16%	1.91%	6.07%
Admiral™ Shares	3.06	4.86	4.24	1.91	6.15
Barclays Capital 10 Year Municipal Bond Index					7.68
Pennsylvania Municipal Debt Funds Average					5.66

Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

7-day SEC yield for the Pennsylvania Tax-Exempt Money Market Fund; 30-day SEC yield for the Pennsylvania Long-Term Tax-Exempt Fund.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2010 , Through November 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Pennsylvania Tax-Exempt Money
Market Fund	$1.00	$1.00	$0.001	$0.000
Vanguard Pennsylvania Long-Term Tax-Exempt
Fund
Investor Shares	$10.99	$11.20	$0.438	$0.000
Admiral Shares	10.99	11.20	0.447	0.000

Chairman’s Letter

Dear Shareholder,

Your fund’s fiscal year, which ended November 30, 2011, began inauspiciously. The turbulence in the municipal bond market that characterized the closing months of the 2010 fiscal year spilled over into the first quarter of this reporting period. By spring, however, the market had regained its footing, and it bounced back strongly for the remainder of the year.

For the 12 months, Investor Shares of Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned 6.07%; Admiral Shares returned 6.15%. Even in the difficult first quarter, the fund’s income helped cushion the effects of declining bond prices. For the period as a whole, the fund’s income return accounted for more than two-thirds of its total return.

As I noted in my letter to you six months ago, a confluence of negative events affected the municipal bond market at the start of the year. Especially prominent were concerns that state and local governments’ fiscal straits might lead to large-scale defaults. Thankfully, that hasn’t happened—and in our view isn’t likely to happen—although they may continue to struggle for some time despite cautiously hopeful signs. It’s important to keep in mind that the recoveries of state and local governments typically lag after a recession ends, and this one follows the worst national slump since the Great Depression. One measure of the fiscal challenges faced in Pennsylvania and elsewhere is the reduced issuance of bonds during the fiscal period as projects are rethought.

In response to the market strains earlier in the year that sent municipal bond prices lower, the fund’s yield rose (because bond prices and yields move in opposite directions). As muni prices rallied, yields reversed course by fiscal year-end, winding up slightly lower than where they started. By November 30, the SEC yield for the

Long-Term Tax-Exempt Fund stood at 2.98% (Investor Shares), compared with

3.27% a year earlier.

In contrast to the bond markets, money market fund yields were stable—or perhaps frozen is a better word. The Tax-Exempt Money Market Fund returned

0.06%, compared with the 0.00% average return of its peers. Money market funds, tax-exempt and taxable alike, continue to be affected by the Federal Reserve’s decision to keep its target for short-term interest rates near zero. In August, the Fed said it planned to maintain that level until at least mid-2013.

Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.52%	7.69%	6.14%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	6.53	8.41	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.12	1.44

Stocks
Russell 1000 Index (Large-caps)	7.38%	15.10%	0.07%
Russell 2000 Index (Small-caps)	2.75	17.56	0.09
Dow Jones U.S. Total Stock Market Index	6.57	15.67	0.36
MSCI All Country World Index ex USA (International)	-5.90	13.19	-2.11

CPI
Consumer Price Index	3.39%	2.12%	2.34%

Despite modest yields, bonds produced strong returns

Both municipal and taxable bonds performed strongly during the fiscal year as stock market volatility helped generate enthusiasm for the relative stability of fixed income securities. Municipal bonds returned 6.53% and the broad taxable investment-grade bond market returned 5.52%, as anxious investors bid up bond prices and drove already low yields lower still. At the start of the year, the yield of the

10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 2.80%. At the end, the note yielded just 2.07%. As yields decline, of course, so do the prospective returns available from these interest-bearing investments.

Even as the Fed maintained its near-0% target for the shortest-term interest rates, the central bank instituted a bond-buying policy aimed at reducing long-term yields.

A tumultuous path to unremarkable returns

The broad U.S. stock market produced a single-digit gain for the 12 months ended November 30. International stocks recorded a single-digit loss. On the way to these unremarkable returns, however, global stock markets traversed dramatic highs and lows.

Stock prices surged through the first half of the period as the U.S. economy seemed to be grinding into gear. But investor

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Pennsylvania Tax-Exempt Money
Market Fund	0.17%	—	0.46%
Pennsylvania Long-Term Tax-Exempt
Fund	0.20	0.12%	1.10

The fund expense ratios shown are from the prospectus dated March 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the funds’ expense ratios were: for the Pennsylvania Tax-Exempt Money Market Fund, 0.16%; and
for the Pennsylvania Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the
Pennsylvania Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial
Statements). Before the reduction, the expense ratio was 0.17%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Pennsylvania Tax-Exempt Money Market Fund, Pennsylvania Tax-Exempt Money Market Funds; for the Pennsylvania
Long-Term Tax-Exempt Fund, Pennsylvania Municipal Debt Funds.

optimism faded in the second half, as Europe’s sovereign-debt crisis took center stage and political gridlock led to high-stakes brinkmanship over a bill to raise the U.S. debt ceiling. The drama prompted Standard

& Poor’s to downgrade the U.S. credit rating, a shock that reverberated through global financial markets. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

Although U.S. stocks tumbled through the summer, Treasury prices increased as fear of a disorderly European fiscal resolution spurred a flight to quality. U.S. Stocks rebounded in the period’s final months.

International stock markets traced similar trajectories before finishing the year with a negative return.

After a difficult start, municipal bonds rallied

Pennsylvania and most other states continued their budget struggles in the aftermath of the Great Recession.

Governments throughout the country have been closely reexamining their cost structures, a process aimed at closing immediate budget gaps that may also help address some difficult longer-term issues. On the income side of the equation, states’ tax revenue continued to recover for the seventh straight calendar quarter as of September, but at a more moderate pace,

Total Returns
Ten Years Ended November 30, 2011
Average
Annual Return
Pennsylvania Tax-Exempt Money Market Fund	1.55%
Pennsylvania Tax-Exempt Money Market Funds Average	1.19
Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
Pennsylvania Long-Term Tax-Exempt Fund Investor Shares	4.62%
Barclays Capital 10 Year Municipal Bond Index	5.52
Pennsylvania Municipal Debt Funds Average	4.01
Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

according to a preliminary report from The Nelson A. Rockefeller Institute of Government. After a near-zero year-over-year increase in the calendar second quarter, Pennsylvania’s tax revenue gain in the September quarter was slower than the national average (a 3.5% year-over-year increase in the third calendar quarter versus a national average of 7.3%).

At the start of the fiscal period, many investors viewed the fiscal challenges of state and local governments with deep pessimism, which contributed to an unusually deep plunge in municipal bond prices. Other factors included a rallying stock market, signs of a strengthening economy, rising interest rates, and the expiration of a popular subsidized taxable municipal bond program. Municipal market gloom persisted until the spring, when a strong rally began that lasted for the remainder of the Pennsylvania Long-Term Tax-Exempt Fund’s fiscal year.

The market upswing countered the year’s discouraging start. As I mentioned earlier, the fund’s Investor Shares returned a solid 6.07% for the 12 months ended November 30; Admiral Shares returned

6.15%. The fund outpaced the 5.66% average return of competing Pennsylvania funds, a consequence of its smaller loss in the opening months of the year.

The fund’s advisor, Vanguard Fixed Income Group, invests in higher-quality municipal bonds. This focus is a key reason for the fund’s better relative performance, because investors tend to prefer these kinds of investments in rough times. As the year continued and investors regained their appetite for risk, the higher quality of the fund’s assets compared with those of its peers held back returns somewhat. And as longer-term yields declined, peer funds also got a boost from their typically longer average durations (the longer a fund’s duration, the more sensitive the fund is to interest rate changes). At root were the

Federal Reserve’s actions at both ends of the yield spectrum. The Fed’s policy of keeping short-term interest rates low has driven many investors to intermediate-term bonds, thus raising prices and reducing yields, while its new bond-buying policy has pushed longer-term yields lower.

The advisor concentrated where possible on essential-service bonds, which typically generate relatively stable revenue streams from, for example, water, sewer, and electricity-generating facilities. The advisor also invested selectively in sectors such as health care.

The Advisor’s Report that follows this letter provides additional details about the Fixed Income Group’s management of the funds during the year.

Skillful management helps produce solid returns over the long term

A key measure of a fund’s performance is its experience over the long term. That is why it’s gratifying to review the history of the Pennsylvania Tax-Exempt Funds. For the ten years ended November 30, 2011, the funds exceeded their peer-group average returns, and the Long-Term Fund trailed a broad nationwide index that serves as a reasonable if imperfect benchmark for a Pennsylvania fund.

The funds have benefited from their high-quality orientation and low costs.

Especially important has been the skill of the Fixed Income Group—not only the portfolio managers and traders, but also its team of seasoned credit analysts, who provide stringent and objective evaluations of the fiscal strength of bond issuers.

The more markets change, the more they stay the same

Uncertainty—sometimes at elevated levels—is an integral part of the investment landscape. This latest fiscal year serves as a case in point, as concerns about the fiscal health of municipal bond issuers early in the period were overridden by a strong rally in municipal bonds even as the challenges for state and local governments continued unabated.

Whatever the market environment, we believe that an effective long-term investment approach is to select a mix of assets that is balanced between, and diversified among, stocks, bonds, and cash investments. By sticking with such a plan through the markets’ cycles of optimism and fear, you enhance your chances of investment success.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 15, 2011

Advisor’s Report

For the fiscal year ended November 30, 2011, Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.06%, as the Federal Reserve maintained—and said it would extend until mid-2013—its policy of keeping short-term interest rates near zero. Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned 6.07% for Investor Shares and 6.15% for Admiral Shares, trailing the return of its national benchmark index but ahead of the average return of Pennsylvania peer-group funds.

The investment environment

The opening months of the funds’ fiscal year coincided with the high point of unease in the municipal bond market. Investor concern had started to rise in October 2010, but the December–January period (your fund’s fiscal year starts on December 1) was characterized by a brief and historically heavy spate of withdrawals from muni funds and a slump in bond prices.

The price decline has been attributed to an almost perfect storm of economic and market factors that we described in detail in our last report to you six months ago. One of these factors was the fear held by some investors of a systemic decline in the creditworthiness of municipal bonds as state and local government tax revenues plunged in the wake of the Great

Recession. After that disruptive start, more “normal” dynamics set in and municipal bonds returned a solid 6.53% for the fiscal year, ahead of the 5.52% return of taxable bonds, as measured by the Barclays

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2010	2011
2 years	0.60%	0.42%
5 years	1.36	1.12
10 years	2.79	2.22
30 years	4.28	3.84
Source: Vanguard.

Capital Municipal Bond Index and Barclays Capital U.S. Aggregate Bond Index, respectively.

As we expected, the fear that large numbers of bond issuers would default turned out to be unwarranted. That said, they do face a challenging road ahead. Tax revenues have continued to rise for almost two years, but not enough to make budget-balancing easy.

The effect of a national recession on these revenues lingers well after its official trough; the deeper the slump, the longer the recovery—and, as you know, the most recent downturn was the deepest in decades.

State and local governments continued to react to the forced austerity programs that the Great Recession precipitated, issuing fewer bonds than investors had expected earlier in the year and being more selective in the process. Overall municipal bond issuance during fiscal 2011 was about 7% lower than a year earlier, although it began to pick up later in the year. The volume figures exclude the effect of subsidized bonds issued under the Build America Bonds (BABs) program, part of the federal government’s economic-crisis stimulus package. These taxable bonds diverted some potential volume from the market for tax-exempt bonds before the program’s expiration at year-end 2010.

Reflecting the fiscal restraint being exercised by Pennsylvania state and local governments, the volume of new

Pennsylvania municipal bonds issued during the funds’ fiscal year (excluding

BABs) decreased by 22% from the previous year, to $12.6 billion—a steeper decline than the national average. The figure smooths over unusually low issuance in the funds’ first and second quarters, which saw decreases of 39% and 40%, respectively. With BABs included, however, the total amount of issuance during the 2011 fiscal year was down even more, by 31%.

At the same time, tax-exempt munis offered attractive yields compared with those of Treasury bonds. Muni bonds’ yields historically have been lower, a relationship that takes into account the federal tax-free nature of their income. During the latter part of the fiscal year, muni yields approached and then surpassed Treasury yields as investors sought “safe” assets in reaction to concerns about, among other things, Europe’s sovereign-debt problems. The flight to safety also fueled demand for higher-quality munis, even as state and local governments continued to struggle with their finances.

Given the unusual steepness of the yield curve during the year—that is, the difference in yields between the shortest- and longest-maturity bonds, as shown in the table on page 8—issuers sought to lower borrowing costs by favoring shorter maturities. They found a match with individual investors who were fleeing from the almost nonexistent yields offered by money market mutual funds to short- and medium-term bonds, a dynamic that pushed intermediate-term yields lower as demand and prices rose (bond prices and yields move inversely to each other). In choosing our investments during the year, we took advantage of the steepness in the yield curve to boost returns.

The low money market fund yields, of course, were a consequence of the

Federal Reserve’s policy, in place since December 2008, of keeping the shortest-term interest rates near zero. In August, the Fed said it would continue to do so until at least mid-2013, and one month later it said it would also strive to lower longer-term interest rates. Under this new policy, informally known as Operation Twist, the Fed has begun purchasing Treasury bonds with remaining maturities of 6 to 30 years. The purchases have had the effect of lowering yields and raising prices of longer-term bonds.

Management of the funds

Bond fund returns during the fiscal year were helped substantially by our decision to redeploy certain assets from the shorter- to the longer-maturity regions of the yield curve.

We also sought to add value through careful, and diversified, selection of revenue-based bonds rather than focusing on state and local general obligation bonds. Some of the spreads between these bonds were among the highest we have seen. Among the sectors in which we benefited were essential services and A-rated hospital bonds.

We have been cautious in setting the

Pennsylvania bond fund’s duration, given the uncertainties hovering over both the U.S. and European economies as well as future U.S. tax policy. We have set the fund’s average weighted duration, which is a gauge of the sensitivity of its portfolio to changes in interest rates, at a neutral level compared with its benchmark index.

Going forward, credit concerns will continue to weigh on the municipal market—understandably, given the financial stresses that state and local governments will face for some time. Even so, our approach to muni bond investing hasn’t changed: As always, our dedicated and seasoned credit analysts, working together with traders and portfolio managers, will closely review the fiscal health of our borrowers as we choose issues to add to our portfolios and monitor those we have already purchased.

John M. Carbone, Principal,
Portfolio Manager

James M. D’Arcy, Portfolio Manager

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 20, 2011

Pennsylvania Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2011

Financial Attributes
Ticker Symbol	VPTXX
Expense Ratio[1]	0.17%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	26 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 29, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratio was 0.16%, reflecting a temporary reduction in operating expenses (described in
Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.17%.

Pennsylvania Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Pennsylvania Tax-Exempt Money
Market Fund	0.06%	1.34%	1.55%	$11,657

– – – – Pennsylvania Tax-Exempt Money
Market Funds Average	0.00	1.05	1.19	11,261
Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend information.

12

Pennsylvania Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011

		PA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2002	1.32%	0.98%
2003	0.91	0.56
2004	1.05	0.60
2005	2.19	1.72
2006	3.31	2.85
2007	3.64	3.14
2008	2.42	1.93
2009	0.50	0.22
2010	0.12	0.00
2011	0.06	0.00
7-day SEC yield (11/30/2011): 0.01%
Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Pennsylvania Tax-Exempt Money
Market Fund	6/13/1988	0.08%	1.45%	1.58%

Pennsylvania Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.3%)
Pennsylvania (96.8%)
1 Abington PA School District GO TOB VRDO	0.130%	12/7/11 LOC	14,920	14,920
Allegheny County PA GO VRDO	0.130%	12/7/11 LOC	5,790	5,790
Allegheny County PA GO VRDO	0.130%	12/7/11 LOC	14,455	14,455
Allegheny County PA Higher Education Building
Authority University Revenue (Carnegie Mellon
University) VRDO	0.090%	12/1/11	98,720	98,720
Allegheny County PA Higher Education Building
Authority University Revenue (Point Park
University) VRDO	0.140%	12/7/11 LOC	15,300	15,300
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	4.000%	5/15/12	1,000	1,016
1 Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center) TOB VRDO	0.140%	12/7/11	72,395	72,395
Allegheny County PA Industrial Development
Authority Revenue (Western Pennsylvania
School for Blind Children) PUT	0.500%	7/1/12	6,750	6,750
Beaver County PA Industrial Development
Authority Pollution Control Revenue
(Metropolitan Edison Co. Project) VRDO	0.120%	12/7/11 LOC	10,000	10,000
Berks County PA Industrial Development
Authority Revenue (Kutztown University) VRDO	0.150%	12/7/11 LOC	13,040	13,040
2 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
PUT	0.310%	1/19/12	10,250	10,250
1 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
TOB VRDO	0.150%	12/7/11	97,890	97,890
1 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
TOB VRDO	0.180%	12/7/11	9,750	9,750

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berks County PA Municipal Authority
Revenue (Reading Hospital & Medical
Center Project) VRDO	0.160%	12/7/11	10,000	10,000
1 Bethlehem PA Area School District GO
TOB VRDO	0.140%	12/7/11 LOC	6,990	6,990
1 BlackRock MuniYield Pennsylvania Quality
Fund VRDP VRDO	0.280%	12/7/11 LOC	15,300	15,300
Bucks County PA Industrial Development
Authority Hospital Revenue (Grand View
Hospital) VRDO	0.090%	12/7/11 LOC	28,235	28,235
Butler County PA General Authority Revenue
(Hampton Township School District Project)
VRDO	0.200%	12/7/11 (4)	20,425	20,425
Cambria County PA Industrial Development
Authority Revenue (American National
Red Cross) VRDO	0.110%	12/7/11 LOC	16,145	16,145
Carlisle PA Area School District GO	5.375%	3/1/12 (Prere.)	1,550	1,569
Carlisle PA Area School District GO	5.375%	3/1/12 (Prere.)	1,635	1,655
Carlisle PA Area School District GO	5.375%	3/1/12 (Prere.)	1,725	1,747
Carlisle PA Area School District GO	5.375%	3/1/12 (Prere.)	1,820	1,843
1 Central Bradford PA Progress Authority Revenue
(Robert Packer Hospital) TOB VRDO	0.140%	12/7/11 LOC	12,000	12,000
Central Bucks PA School District GO	3.000%	5/15/12	1,630	1,650
ChambersburgPA Authority Revenue
(Wilson College Project) VRDO	0.150%	12/7/11 LOC	31,180	31,180
ChesterCounty PA Industrial Development
Authority Student Housing Revenue
(University Student Housing LLC Project) VRDO	0.120%	12/7/11 LOC	18,350	18,350
1 ChesterCounty PA Industrial Development
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project) TOB VRDO	0.190%	12/7/11 (13)	15,935	15,935
Delaware County PA Authority Hospital Revenue
(Crozer-Chester Medical Center Obligated
Group) VRDO	0.120%	12/7/11 LOC	10,410	10,410
Delaware County PA Authority Revenue
(Haverford College) VRDO	0.100%	12/7/11	24,545	24,545
Delaware County PA Industrial Development
Authority Airport Facilities Revenue
(United Parcel Service Inc.) VRDO	0.080%	12/1/11	28,200	28,200
Delaware County PA Industrial Development
Authority Resource Recovery Facility Revenue
(General Electric Capital Corp.) VRDO	0.090%	12/7/11	7,395	7,395
Delaware County PA Industrial Development
Authority Resource Recovery Facility Revenue
(General Electric Capital Corp.) VRDO	0.090%	12/7/11	45,800	45,800
Delaware County PA Industrial Development
Authority Resource Recovery Facility Revenue
(General Electric Capital Corp.) VRDO	0.090%	12/7/11	11,630	11,630
1 Delaware County PA Industrial Development
Authority Revenue (Aqua Pennsylvania Inc.
Project) TOB VRDO	0.190%	12/7/11 (13)	2,515	2,515
Delaware County PA Industrial Development
Authority Revenue (Resource Recovery) VRDO	0.090%	12/7/11	17,350	17,350

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delaware County PA Industrial Development
Authority Revenue (Resource Recovery) VRDO	0.090%	12/7/11	7,955	7,955
Delaware County PA Industrial Development
Authority Revenue (Resource Recovery) VRDO	0.090%	12/7/11	4,910	4,910
Delaware County PA Industrial Development
Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.110%	12/7/11	14,900	14,900
Delaware County PA Industrial Development
Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.110%	12/7/11	20,000	20,000
Delaware County PA Industrial Development
Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.110%	12/7/11	21,675	21,675
Delaware County PA Industrial Development
Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.110%	12/7/11	5,000	5,000
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.130%	12/7/11 LOC	7,800	7,800
1 Downingtown PA Area School District
GO TOB VRDO	0.140%	12/7/11	8,500	8,500
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	4,800	4,800
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	2,200	2,200
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	9,600	9,600
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	16,600	16,600
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	4,985	4,985
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	6,900	6,900
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	15,000	15,000
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	8,000	8,000
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	7,000	7,000
Emmaus PA General Authority Revenue VRDO	0.130%	12/7/11 LOC	87,500	87,500
Erie County PA Hospital Authority Revenue
(Hamot Health Foundation) VRDO	0.090%	12/1/11 LOC	2,420	2,420
Geisinger Health System Authority of
Pennsylvania Revenue (Penn State Geisinger
Health System) VRDO	0.050%	12/1/11	8,880	8,880
Geisinger Health System Authority of
Pennsylvania Revenue (Penn State Geisinger
Health System) VRDO	0.050%	12/1/11	17,300	17,300
Geisinger Health System Authority of
Pennsylvania Revenue (Penn State Geisinger
Health System) VRDO	0.070%	12/1/11	15,600	15,600
Geisinger Health System Authority of
Pennsylvania Revenue (Penn State Geisinger
Health System) VRDO	0.070%	12/1/11	2,800	2,800
1 Geisinger Health System Authority of
Pennsylvania Revenue TOB VRDO	0.140%	12/7/11	3,450	3,450
Haverford Township PA School District GO VRDO	0.140%	12/7/11 LOC	5,000	5,000
Lancaster County PA Hospital Authority Health
System Revenue (Lancaster General Hospital)
VRDO	0.160%	12/1/11 LOC	5,200	5,200
Lancaster County PA Hospital Authority Revenue
(Masonic Homes Project) VRDO	0.120%	12/1/11 LOC	5,050	5,050
Lehigh County PA General Purpose Hospital
Authority Revenue (Muhlenberg College) VRDO	0.130%	12/7/11 LOC	28,085	28,085

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lower Merion PA School District GO VRDO	0.110%	12/7/11 LOC	11,490	11,490
Lower Merion PA School District GO VRDO	0.110%	12/7/11 LOC	6,200	6,200
1 Luzerne County PA Industrial Development
Authority Water Facility Revenue
(Pennsylvania-American Water Co.) TOB VRDO	0.200%	12/7/11 (13)	5,000	5,000
Manheim Township PA School District GO VRDO	0.180%	12/7/11 (4)	11,770	11,770
Montgomery County PA Industrial Development
Authority Revenue (Friends’ Central School
Project) VRDO	0.150%	12/7/11 LOC	2,615	2,615
Moon Industrial Development Authority
Pennsylvania Mortgage Revenue
(Providence Point Project) VRDO	0.130%	12/7/11 LOC	57,325	57,325
1 Northampton County PA General Purpose
Authority University Revenue
(Lafayette College) TOB VRDO	0.160%	12/7/11	17,590	17,590
Northampton County PA General Purpose
Authority University Revenue
(Lafayette College) VRDO	0.110%	12/7/11	19,290	19,290
1 Northampton County PA General Purpose
Authority University Revenue
(Lehigh University) TOB VRDO	0.130%	12/7/11 LOC	21,360	21,360
Northampton County PA General Purpose
Authority University Revenue
(Lehigh University) VRDO	0.110%	12/7/11	31,500	31,500
Northampton County PA General Purpose
Authority University Revenue
(Lehigh University) VRDO	0.120%	12/7/11	4,100	4,100
1 Nuveen Pennsylvania Investment Quality
Municipal Fund VRDP VRDO	0.280%	12/7/11 LOC	25,000	25,000
Pennsbury PA School District GO	5.500%	7/15/12 (Prere.)	3,625	3,745
1 Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) TOB VRDO	0.160%	12/7/11 LOC	9,995	9,995
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(PSEG Power LLC Project) VRDO	0.130%	12/7/11 LOC	28,000	28,000
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(York Water Co. Project) VRDO	0.150%	12/7/11 LOC	5,000	5,000
1 Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project) TOB VRDO	0.140%	12/7/11 (13)	9,900	9,900
1 Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project) TOB VRDO	0.210%	12/7/11	7,495	7,495
1 Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Waste Management) TOB VRDO	0.160%	12/7/11	9,995	9,995
Pennsylvania GO	5.000%	1/1/12	3,500	3,514
Pennsylvania GO	5.250%	1/1/12	2,000	2,008
Pennsylvania GO	5.250%	2/1/12	1,075	1,084
Pennsylvania GO	5.250%	2/1/12 (Prere.)	2,225	2,244
Pennsylvania GO	5.000%	2/15/12	20,525	20,720
Pennsylvania GO	5.000%	2/15/12	9,865	9,960

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania GO	5.100%	5/1/12 (Prere.)	1,100	1,122
Pennsylvania GO	5.500%	5/1/12 (Prere.)	2,615	2,673
Pennsylvania GO	5.500%	6/1/12	10,430	10,706
Pennsylvania GO	5.000%	7/1/12	22,275	22,897
Pennsylvania GO	5.000%	7/15/12	8,110	8,351
Pennsylvania GO	5.000%	7/15/12	9,030	9,299
Pennsylvania GO	5.000%	9/1/12	7,130	7,383
Pennsylvania GO	2.000%	11/15/12	20,760	21,114
1 Pennsylvania GO TOB VRDO	0.130%	12/7/11	11,480	11,480
1 Pennsylvania GO TOB VRDO	0.160%	12/7/11	19,530	19,530
1 Pennsylvania GO TOB VRDO	0.240%	12/7/11	5,000	5,000
Pennsylvania Higher Educational Facilities
Authority Revenue (Bryn Mawr College) PUT	0.430%	2/2/12	7,500	7,500
1 Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)
TOB VRDO	0.160%	12/7/11 LOC	7,450	7,450
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.120%	12/1/11 LOC	3,325	3,325
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.090%	12/7/11 LOC	2,500	2,500
1 Pennsylvania Higher Educational Facilities
Authority Revenue (Foundation for
Indiana University of Pennsylvania
Student Housing) TOB VRDO	0.140%	12/7/11 LOC	11,995	11,995
Pennsylvania Higher Educational Facilities
Authority Revenue (Foundation for
Indiana University of Pennsylvania
Student Housing) VRDO	0.120%	12/7/11 LOC	46,295	46,295
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	3.000%	6/15/12	3,060	3,105
Pennsylvania Higher Educational Facilities
Authority Revenue (St. Joseph’s University)
VRDO	0.110%	12/7/11 LOC	14,000	14,000
1 Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the
University of Pennsylvania) TOB VRDO	0.160%	12/7/11	5,000	5,000
1 Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue TOB VRDO	0.200%	12/7/11	4,855	4,855
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.100%	12/7/11 LOC	8,850	8,850
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.100%	12/7/11 LOC	9,900	9,900
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.100%	12/7/11 LOC	18,515	18,515
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.100%	12/7/11 LOC	11,700	11,700
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.110%	12/7/11 LOC	21,800	21,800
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.110%	12/7/11 LOC	13,795	13,795
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.110%	12/7/11 LOC	14,750	14,750
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue VRDO	0.120%	12/7/11 LOC	5,315	5,315

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pennsylvania Housing Finance Agency
	Single Family Mortgage Revenue VRDO	0.130%	12/7/11	9,600	9,600
	Pennsylvania Housing Finance Agency
	Single Family Mortgage Revenue VRDO	0.130%	12/7/11	9,525	9,525
	Pennsylvania Infrastructure & Investment
	Authority Revenue CP	0.140%	12/6/11 LOC	10,000	10,000
	Pennsylvania Infrastructure & Investment
	Authority Revenue CP	0.220%	12/12/11 LOC	30,000	30,000
1	Pennsylvania Intergovernmental Cooperation
	Authority Special Tax Revenue
	(Philadelphia Funding Program) TOB VRDO	0.140%	12/7/11	5,050	5,050
	Pennsylvania State University Revenue PUT	0.300%	6/1/12	17,850	17,850
1	Pennsylvania State University Revenue
	TOB VRDO	0.130%	12/7/11 LOC	48,960	48,960
1	Pennsylvania State University Revenue
	TOB VRDO	0.140%	12/7/11	6,095	6,095
1	Pennsylvania State University Revenue
	TOB VRDO	0.140%	12/7/11	5,500	5,500
	Pennsylvania State University Revenue VRDO	0.120%	12/7/11	4,750	4,750
2	Pennsylvania Turnpike Commission Revenue	0.660%	12/1/11	3,000	3,002
[2,3]	Pennsylvania Turnpike Commission Revenue	0.150%	12/1/12	8,725	8,725
1	Pennsylvania Turnpike Commission Revenue
	TOB VRDO	0.140%	12/7/11 LOC	15,000	15,000
1	Pennsylvania Turnpike Commission Revenue
	TOB VRDO	0.160%	12/7/11 LOC	5,215	5,215
1	Pennsylvania Turnpike Commission Revenue
	TOB VRDO	0.240%	12/7/11 (12)	4,325	4,325
1	Pennsylvania Turnpike Commission
	Toll Revenue TOB VRDO	0.160%	12/7/11 LOC	9,920	9,920
1	PhiladelphiaPA Airport Revenue TOB VRDO	0.340%	12/7/11 (4)	7,000	7,000
	PhiladelphiaPA Airport Revenue VRDO	0.110%	12/7/11 LOC	68,115	68,115
1	PhiladelphiaPA Authority Industrial
	Development Revenue (Girard Estate
	Aramark Project) VRDO	0.250%	12/7/11 LOC	3,400	3,400
	PhiladelphiaPA Authority Industrial
	Development Revenue (Greater Philadelphia
	Health Action Project) VRDO	0.220%	12/7/11 LOC	8,635	8,635
	PhiladelphiaPA Authority Industrial
	Development Revenue (Inglis House Project)
	VRDO	0.130%	12/7/11	8,700	8,700
	PhiladelphiaPA Gas Works Revenue VRDO	0.110%	12/7/11 LOC	22,000	22,000
3	PhiladelphiaPA GO	2.000%	6/29/12	6,000	6,055
	PhiladelphiaPA GO VRDO	0.100%	12/7/11 LOC	28,015	28,015
1	PhiladelphiaPA Hospitals & Higher Education
	Facilities Authority Hospital Revenue
	(Children’s Hospital of Philadelphia Project)
	TOB VRDO	0.140%	12/7/11	4,765	4,765
	PhiladelphiaPA Hospitals & Higher Education
	Facilities Authority Hospital Revenue
	(Children’s Hospital of Philadelphia Project)
	VRDO	0.090%	12/1/11	11,290	11,290
1	PhiladelphiaPA Hospitals & Higher Education
	Facilities Authority Revenue (Wills Eye
	Hospital Project) VRDO	0.150%	12/7/11 LOC	11,115	11,115

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 PhiladelphiaPA Industrial Development
Authority Lease Revenue (Fox Chase
Cancer Center) TOB VRDO	0.110%	12/1/11 LOC	31,180	31,180
PhiladelphiaPA Industrial Development
Authority Lease Revenue VRDO	0.100%	12/7/11 LOC	27,745	27,745
PhiladelphiaPA Industrial Development
Authority Lease Revenue VRDO	0.140%	12/7/11 LOC	5,200	5,200
PhiladelphiaPA Industrial Development
Authority Revenue (William Penn
Charter School) VRDO	0.140%	12/7/11 LOC	4,700	4,700
PhiladelphiaPA School District GO	5.500%	2/1/12 (Prere.)	1,000	1,009
PhiladelphiaPA School District GO	5.500%	2/1/12 (Prere.)	4,000	4,035
PhiladelphiaPA School District GO	5.625%	8/1/12 (Prere.)	5,000	5,180
PhiladelphiaPA School District GO	5.625%	8/1/12 (Prere.)	2,000	2,072
PhiladelphiaPA School District GO VRDO	0.090%	12/7/11 LOC	15,700	15,700
PhiladelphiaPA School District GO VRDO	0.130%	12/7/11 LOC	19,500	19,500
1 PhiladelphiaPA Water & Waste Water Revenue
TOB VRDO	0.150%	12/7/11 (13)	45,210	45,210
1 PhiladelphiaPA Water & Waste Water Revenue
TOB VRDO	0.160%	12/7/11 LOC	6,865	6,865
PhiladelphiaPA Water & Waste Water Revenue
VRDO	0.080%	12/7/11 LOC	16,500	16,500
Ridley PA School District GO VRDO	0.140%	12/7/11 LOC	9,770	9,770
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	5.850%	12/1/11 (Prere.)	4,860	4,909
Sayre PA Health Care Facilities Authority Revenue
(Guthrie Health Care System)	5.875%	12/1/11 (Prere.)	3,840	3,878
South Fork PA Hospital Authority Hospital
Revenue (Conemaugh Valley Memorial
Hospital Project) VRDO	0.110%	12/7/11 LOC	24,375	24,375
1 Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)
TOB VRDO	0.140%	12/7/11	9,970	9,970
St. Mary’s Hospital Authority Bucks County PA
Revenue (Catholic Health Initiatives) VRDO	0.220%	12/7/11	24,200	24,200
State Public School Building Authority
Pennsylvania School Revenue (North Allegheny
School District Project) VRDO	0.140%	12/7/11	18,135	18,135
Temple University of the Commonwealth
System of Higher Education Pennsylvania
University Funding Obligation RAN	1.500%	4/4/12	60,000	60,208
Union County PA Higher Educational Facilities
Financing Authority University Revenue
(Bucknell University) VRDO	0.120%	12/7/11	4,890	4,890
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
(University Capital Project) RAN	2.000%	6/18/12	30,000	30,275
University of Pittsburgh PA Revenue CP	0.190%	12/5/11	15,300	15,300
University of Pittsburgh PA Revenue CP	0.170%	12/7/11	25,000	25,000
University of Pittsburgh PA Revenue CP	0.170%	2/2/12	8,950	8,950
1 University of Pittsburgh PA Revenue TOB VRDO	0.140%	12/7/11	6,660	6,660
1 University of Pittsburgh PA Revenue TOB VRDO	0.160%	12/7/11	5,395	5,395
Upper St. Clair Township PA GO VRDO	0.240%	12/7/11 (4)	26,485	26,485

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Washington County PA Hospital Authority
	Revenue (Washington Hospital Project) VRDO	0.140%	12/7/11 LOC	8,860	8,860
	Wilkes-Barre PA Finance Authority College
	Revenue (King’s College Project) VRDO	0.140%	12/7/11 LOC	8,020	8,020
	York County PA Industrial Development
	Authority Revenue (Crescent Industries Inc.
	Project) VRDO	0.250%	12/7/11 LOC	4,015	4,015
					2,562,158
Puerto Rico (2.5%)
	Puerto Rico Electric Power Authority Revenue	5.000%	7/1/12 (Prere.)	2,000	2,075
	Puerto Rico GO	5.000%	7/1/12 (Prere.)	3,530	3,629
	Puerto Rico GO	5.000%	7/1/12 (Prere.)	5,760	5,921
1	Puerto Rico GO TOB VRDO	0.110%	12/1/11 LOC	7,400	7,400
1	Puerto Rico Industrial Medical & Environmental
	Pollution Control Facilities Financing Authority
	Revenue (Abbott Laboratories Project) PUT	0.950%	3/1/12	8,280	8,280
	Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	14,750	14,873
	Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	3,500	3,530
1	Puerto Rico Sales Tax Financing Corp. Revenue
	TOB VRDO	0.190%	12/7/11	21,134	21,134
					66,842
Total Tax-Exempt Municipal Bonds (Cost $2,629,000)					2,629,000
Other Assets and Liabilities (0.7%)
Other Assets					48,811
Liabilities					(29,008)
					19,803
Net Assets (100%)
Applicable to 2,648,873,091 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					2,648,803
Net Asset Value Per Share					$1.00

At November 30, 2011, net assets consisted of:
					Amount
					($000)
Paid-in Capital					2,648,942
Undistributed Net Investment Income					—
Accumulated Net Realized Losses					(139)
Net Assets					2,648,803

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $699,729,000, representing 26.4% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	6,423
Total Income	6,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	852
Management and Administrative	3,056
Marketing and Distribution	876
Custodian Fees	39
Auditing Fees	23
Shareholders’ Reports	13
Trustees’ Fees and Expenses	3
Total Expenses	4,862
Expense Reduction—Note B	(268)
Net Expenses	4,594
Net Investment Income	1,829
Realized Net Gain (Loss) on Investment Securities Sold	7
Net Increase (Decrease) in Net Assets Resulting from Operations	1,836

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,829	3,613
Realized Net Gain (Loss)	7	(15)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,836	3,598
Distributions
Net Investment Income	(1,829)	(3,613)
Realized Capital Gain	—	—
Total Distributions	(1,829)	(3,613)
Capital Share Transactions (at $1.00)
Issued	1,849,724	1,931,518
Issued in Lieu of Cash Distributions	1,767	3,486
Redeemed	(2,209,660)	(2,256,037)
Net Increase (Decrease) from Capital Share Transactions	(358,169)	(321,033)
Total Increase (Decrease)	(358,162)	(321,048)
Net Assets
Beginning of Period	3,006,965	3,328,013
End of Period	2,648,803	3,006,965

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.005	.024	.036
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.005	.024	.036
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.005)	(.024)	(.036)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.005)	(.024)	(.036)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.06%	0.12%	0.50%	2.42%	3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,649	$3,007	$3,328	$3,867	$4,167
Ratio of Expenses to
Average Net Assets	0.16%[2]	0.17%	0.17%[3]	0.11%[3]	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.06%	0.12%	0.51%	2.39%	3.57%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.17%. See Note B in Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Pennsylvania Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $437,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2011, Vanguard’s management and administrative expenses were reduced by $268,000 (an effective annual rate of 0.01% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2011, 100% of the market value of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Pennsylvania Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPAIX	VPALX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.98%	3.06%

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	484	8,836	45,906
Yield to Maturity
(before expenses)	3.2%	2.8%	3.1%
Average Coupon	4.7%	4.8%	4.9%
Average Duration	6.7 years	6.6 years	8.2 years
Average Effective
Maturity	6.8 years	10.0 years	13.5 years
Short-Term
Reserves	4.3%	—	—

Volatility Measures
	Barclays	Barclays
	10 Year	Municipal
	Municipal	Bond
	Index	Index
R-Squared	0.89	0.99
Beta	0.80	0.97
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	11.1%
1 - 3 Years	8.0
3 - 5 Years	19.0
5 - 10 Years	50.7
10 - 20 Years	6.6
20 - 30 Years	4.3
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)
AAA	4.9%
AA	56.1
A	27.5
BBB	8.9
BB	0.4
Not Rated	2.2
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Pennsylvania Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Pennsylvania Long-Term Tax-Exempt
	Fund Investor Shares	6.07%	3.95%	4.62%	$15,706
••••••••	Barclays Capital Municipal Bond Index	6.53	4.75	5.08	16,411

– – – –	Barclays Capital 10 Year Municipal
	Bond Index	7.68	5.70	5.52	17,113
	Pennsylvania Municipal Debt Funds
	Average	5.66	3.37	4.01	14,820
Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Admiral Shares	6.15%	4.03%	4.69%	$79,078
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	82,057
Barclays Capital 10 Year Municipal Bond
Index	7.68	5.70	5.52	85,567

See Financial Highlights for dividend and capital gains information.

Pennsylvania Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011

				Barclays
				10 Year
				Municipal
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	4.99%	1.50%	6.49%	6.67%
2003	4.62	2.68	7.30	6.88
2004	4.59	-1.27	3.32	4.03
2005	4.54	-1.44	3.10	3.01
2006	4.72	1.58	6.30	6.17
2007	4.50	-2.20	2.30	3.51
2008	4.19	-8.67	-4.48	-0.42
2009	4.67	7.65	12.32	12.67
2010	4.10	0.18	4.28	5.51
2011	4.16	1.91	6.07	7.68

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	3.54%	4.25%	4.52%	0.10%	4.62%
Admiral Shares	5/14/2001	3.62	4.33	4.59	0.10	4.69

Pennsylvania Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.6%)
Pennsylvania (97.3%)
Abington PA School District GO	5.000%	4/1/32 (4)	1,495	1,540
Allegheny County PA GO	5.375%	11/1/12 (Prere.)	3,725	3,899
Allegheny County PA GO	5.375%	11/1/16 (14)	4,100	4,249
Allegheny County PA GO	5.375%	11/1/12 (Prere.)	2,880	3,015
Allegheny County PA GO	5.375%	11/1/17 (14)	3,600	3,728
Allegheny County PA GO	5.375%	11/1/12 (Prere.)	2,000	2,094
Allegheny County PA GO	5.375%	11/1/12 (Prere.)	2,645	2,769
Allegheny County PA GO	5.000%	11/1/22	2,425	2,704
Allegheny County PA GO	5.000%	11/1/23	2,570	2,840
Allegheny County PA GO	5.000%	11/1/29	4,000	4,028
Allegheny County PA Higher Education
Building Authority University Revenue
(Carnegie Mellon University)	5.125%	3/1/32	3,000	3,023
Allegheny County PA Higher Education
Building Authority University Revenue
(Carnegie Mellon University) VRDO	0.090%	12/1/11	2,700	2,700
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.250%	3/1/26	4,005	4,324
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.500%	3/1/28	1,940	2,102
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.500%	3/1/29	1,700	1,827
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.500%	3/1/31	770	821
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.000%	6/15/13	2,000	2,127
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.000%	6/15/14	1,500	1,643

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.000%	9/1/14	25,000	27,561
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.000%	6/15/15	2,000	2,237
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.000%	5/15/18	7,000	8,003
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.000%	6/15/18	7,000	7,414
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	6.000%	7/1/23 (14)	5,745	7,011
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	6.000%	7/1/26 (14)	4,625	5,492
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	6.000%	7/1/27 (14)	9,325	11,041
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.375%	8/15/29	4,000	4,223
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.625%	8/15/39	10,800	11,290
1 Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center) TOB VRDO	0.140%	12/7/11	4,700	4,700
Allegheny County PA Industrial Development
Authority Revenue (University of Pittsburgh
Medical Center Children’s Hospital) VRDO	0.110%	12/7/11 LOC	4,800	4,800
Allegheny County PA Port Authority Revenue	5.750%	3/1/29	7,500	8,304
Allegheny County PA Sanitation Authority
Sewer Revenue	5.375%	12/1/11 (Prere.)	3,545	3,581
Allegheny County PA Sanitation Authority
Sewer Revenue	5.500%	12/1/16 (ETM)	11,295	12,596
Allegheny County PA Sanitation Authority
Sewer Revenue	5.375%	12/1/11 (Prere.)	15,000	15,152
Allegheny County PA Sanitation Authority
Sewer Revenue	5.000%	6/1/19 (4)	3,250	3,743
Allegheny County PA Sanitation Authority
Sewer Revenue	5.000%	12/1/24 (14)	6,000	6,409
Allegheny County PA Sanitation Authority
Sewer Revenue	5.000%	6/1/26 (4)	4,925	5,349
Allegheny County PA Sanitation Authority
Sewer Revenue	5.000%	6/1/30 (4)	3,500	3,760
Allegheny County PA Sanitation Authority
Sewer Revenue	5.000%	12/1/32 (14)	12,000	12,325
Annville Cleona PA School District GO	6.000%	3/1/28 (4)	1,500	1,606
Annville Cleona PA School District GO	6.000%	3/1/31 (4)	2,475	2,621

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Beaver County PA Industrial Development
Authority Pollution Control Revenue
(FirstEnergy Nuclear Generation Corp.
Project) PUT	3.000%	4/2/12	7,000	7,035
Bensalem Township PA School District GO	5.250%	6/15/24 (14)	3,700	4,056
Berks County PA GO	0.000%	11/15/13 (14)	7,250	7,095
Berks County PA GO	0.000%	11/15/14 (14)	8,615	8,265
Berks County PA GO	0.000%	11/15/15 (14)	6,250	5,834
Berks County PA Municipal Authority Hospital
Revenue (Reading Hospital & Medical Center
Project)	5.700%	10/1/14 (14)	2,435	2,587
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.500%	11/1/31	3,500	3,728
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.750%	11/1/39	4,615	4,923
Bethlehem PA Area School District GO	5.375%	3/15/12 (Prere.)	7,500	7,613
Blair County PA Hospital Authority Hospital
Revenue (Altoona Hospital Project)	5.500%	7/1/16 (2)	4,480	4,796
Blair County PA Hospital Authority Revenue
(Altoona Regional Health System)	6.000%	11/15/39	13,500	13,719
Bristol Borough PA School District GO	5.250%	9/1/15 (Prere.)	3,635	4,211
2 Bucks County PA GO	5.000%	6/1/19	2,500	3,038
Bucks County PA Industrial Development
Authority Revenue (Pennswood Village Project)	6.000%	10/1/12 (Prere.)	2,600	2,747
Catholic Health East Pennsylvania Health
Systems Revenue	5.500%	11/15/14 (Prere.)	1,400	1,583
Catholic Health East Pennsylvania Health
Systems Revenue	5.375%	11/15/14 (Prere.)	3,000	3,382
Central Bradford PA Progress Authority
Revenue (Guthrie Healthcare System)	5.500%	12/1/31	7,000	7,391
Central Bradford PA Progress Authority
Revenue (Guthrie Healthcare System)	5.375%	12/1/41	3,000	3,078
Central Bucks PA School District GO	5.000%	5/15/18 (Prere.)	11,750	14,232
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	6.250%	11/15/41	1,750	1,836
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	7.000%	11/15/46	5,000	5,488
ChambersburgPA Area School District GO	5.250%	3/1/29 (14)	3,805	3,987
ChambersburgPA Area School District GO	5.250%	2/1/37	2,535	2,636
ChesterCounty PA GO	5.000%	7/15/26	4,345	4,766
ChesterCounty PA GO	5.000%	7/15/27	5,000	5,452
2 ChesterCounty PA GO	5.000%	11/15/30	3,740	4,205
2 ChesterCounty PA GO	5.000%	11/15/31	2,350	2,625
2 ChesterCounty PA GO	5.000%	11/15/32	1,000	1,109
ChesterCounty PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/31	4,500	4,405
ChesterCounty PA Health & Education Facilities
Authority Revenue (Jefferson Health System)	5.000%	5/15/31	2,720	2,799
ChesterCounty PA Health & Education Facilities
Authority Revenue (Jefferson Health System)	5.000%	5/15/40	30,485	30,989
ChesterCounty PA School Authority Revenue	5.000%	4/1/23 (2)	2,670	2,819
ChesterCounty PA School Authority Revenue	5.000%	4/1/24 (2)	1,000	1,049
ChesterCounty PA School Authority Revenue	5.000%	4/1/26 (2)	1,575	1,635

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Clarion County PA Industrial Development
Authority Revenue (Clarion University
Foundation Inc. Student Housing Project)	5.000%	7/1/32 (10)	4,980	4,311
Clarion County PA Industrial Development
Authority Revenue (Clarion University
Foundation Inc. Student Housing Project)	5.000%	7/1/37 (10)	6,360	5,387
Coatesville PA School District GO	5.250%	8/15/14 (Prere.)	6,645	7,469
Commonwealth Financing Authority
Pennsylvania Revenue	5.250%	6/1/23 (14)	13,535	14,418
Cumberland County PA Municipal Authority
Retirement Community Revenue (Wesley
Affiliated Services Inc.)	7.250%	1/1/13 (Prere.)	7,360	7,971
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social Ministries
Project)	5.000%	1/1/27	2,700	2,587
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social Ministries
Project)	5.000%	1/1/36	6,750	6,078
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social Ministries
Project)	6.375%	1/1/39	2,000	2,066
Dallas PA School District GO	5.000%	4/1/29 (11)	5,385	5,594
Dauphin County PA General Authority Health
System Revenue (Pinnacle Health System
Project)	5.500%	8/15/28 (ETM)	9,415	12,157
Dauphin County PA General Authority Health
System Revenue (Pinnacle Health System
Project)	6.000%	6/1/36	15,000	15,428
Dauphin County PA General Authority Hospital
Revenue (Western Pennsylvania Hospital
Project)	5.500%	7/1/13 (ETM)	2,160	2,265
Delaware County PA Authority Hospital
Revenue (Crozer-Chester Medical Center
Obligated Group)	5.300%	12/1/27	8,905	8,295
Delaware County PA Authority Hospital
Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/31	5,000	4,327
Delaware County PA Authority Revenue
(Haverford College) VRDO	0.100%	12/7/11	5,000	5,000
Delaware County PA Authority University
Revenue (Villanova University)	5.000%	8/1/24 (14)	4,000	4,210
Delaware County PA Authority University
Revenue (Villanova University)	5.000%	12/1/26	1,000	1,088
Delaware County PA Authority University
Revenue (Villanova University)	5.000%	12/1/28	1,000	1,073
Delaware County PA Authority University
Revenue (Villanova University)	5.250%	12/1/31	600	647
Delaware County PA GO	5.000%	10/1/13	2,900	3,140
Delaware County PA GO	5.000%	10/1/14	3,905	4,372
Delaware County PA GO	5.000%	10/1/16	3,240	3,809
Delaware County PA Industrial Development
Authority Pollution Control Revenue
(PECO Energy Co. Project)	4.000%	12/1/12	13,000	13,378

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delaware County PA Industrial Development
Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.110%	12/7/11	6,360	6,360
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.250%	7/1/19 (14)	1,645	1,826
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.500%	7/1/19 (14)	4,835	5,793
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.250%	7/1/20 (14)	1,735	1,926
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.500%	7/1/20 (14)	5,105	6,112
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.250%	7/1/21 (14)	1,825	2,026
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.250%	7/1/22 (14)	1,920	2,124
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.250%	7/1/23 (14)	2,020	2,227
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.700%	1/1/23 (4)	8,345	8,361
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/35	10,000	10,342
Downingtown PA Area School District GO	5.000%	11/1/18	4,750	5,755
Doylestown PA Hospital Authority Hospital
Revenue	5.000%	7/1/20 (12)	5,060	5,388
Doylestown PA Hospital Authority Hospital
Revenue	5.000%	7/1/21 (12)	3,000	3,172
Doylestown PA Hospital Authority Hospital
Revenue	5.000%	7/1/22 (12)	3,455	3,614
East Stroudsburg PA Area School District GO	5.000%	9/1/29 (4)	7,085	7,453
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	5,850	5,850
Emmaus PA General Authority Revenue VRDO	0.120%	12/7/11 LOC	4,300	4,300
Erie County PA GO	5.000%	9/1/15 (Prere.)	5,525	6,363
Erie County PA Hospital Authority Revenue
(Hamot Health Foundation)	5.000%	11/1/35 (11)	7,000	7,033
Erie PA School District GO	0.000%	5/1/16 (ETM)	3,175	2,985
Franklin County PA Industrial Development
Authority Revenue (Chambersburg Hospital
Project)	5.375%	7/1/42	17,500	17,541
Geisinger Health System Authority of
Pennsylvania Revenue (Penn State Geisinger
Health System)	5.125%	6/1/34	5,000	5,200
Geisinger Health System Authority of
Pennsylvania Revenue (Penn State Geisinger
Health System)	5.250%	6/1/39	20,735	21,555
1 Geisinger Health System Authority of
Pennsylvania Revenue TOB VRDO	0.140%	12/7/11	5,225	5,225
Gettysburg PA Area School District GO	5.000%	1/15/20	2,510	2,953
Hazleton PA Area School District GO	5.750%	3/1/12 (14)	1,420	1,439
Hazleton PA Area School District GO	6.000%	3/1/16 (14)	18,245	19,893
Hazleton PA Area School District GO	0.000%	3/1/17 (14)	4,425	3,796
Hazleton PA Area School District GO	0.000%	3/1/22 (14)	5,265	3,471
Hempfield PA Area School District
(Westmoreland County) GO	5.000%	9/15/15 (Prere.)	5,030	5,795

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Indiana County PA Industrial Development
Authority Pollution Control Revenue
(New York State Electric & Gas Corp.
Project) PUT	3.000%	6/3/13	5,000	5,095
Lackawanna County PA GO	5.000%	9/15/29 (2)	1,975	1,787
Lackawanna County PA GO	5.000%	9/15/29 (4)	3,745	3,637
Lake Lehman PA School District GO	0.000%	4/1/14 (14)	1,290	1,240
Lake Lehman PA School District GO	0.000%	4/1/15 (14)	1,295	1,212
Lake Lehman PA School District GO	0.000%	4/1/16 (14)	1,310	1,184
Lake Lehman PA School District GO	0.000%	4/1/17 (14)	1,315	1,137
Lake Lehman PA School District GO	0.000%	4/1/18 (14)	1,000	831
Lancaster County PA GO	5.500%	11/1/16 (14)	1,025	1,045
Lancaster County PA GO	5.500%	11/1/17 (14)	1,060	1,081
Lancaster County PA GO	5.500%	11/1/18 (14)	1,120	1,142
Lancaster County PA GO	5.500%	11/1/19 (14)	1,175	1,198
Lancaster County PA Hospital Authority
Health System Revenue (Lancaster
General Hospital) VRDO	0.160%	12/1/11 LOC	11,545	11,545
Lancaster County PA Hospital Authority
Revenue (Lancaster General Hospital)	5.000%	3/15/26	4,955	5,165
Lancaster County PA Hospital Authority
Revenue (Lancaster General Hospital)	5.000%	3/15/36	12,370	12,472
Lancaster County PA Hospital Authority
Revenue (Willow Valley Retirement Project)	5.875%	6/1/21	820	821
Lancaster County PA Hospital Authority
Revenue (Willow Valley Retirement Project)	5.875%	6/1/31	6,000	6,002
Lancaster PA Higher Education Authority College
Revenue (Franklin & Marshall College)	5.000%	4/15/22	1,135	1,223
Lancaster PA Higher Education Authority College
Revenue (Franklin & Marshall College)	5.000%	4/15/27	2,775	2,899
Lancaster PA Higher Education Authority College
Revenue (Franklin & Marshall College)	5.000%	4/15/37	4,000	4,143
Latrobe PA Industrial Development Authority
College Revenue (St. Vincent College Project)	5.600%	5/1/21	1,635	1,653
Latrobe PA Industrial Development Authority
College Revenue (St. Vincent College Project)	5.700%	5/1/31	2,165	2,178
Lebanon County PA Health Facilities Authority
Health Center Revenue (Good Samaritan
Hospital Project)	6.000%	11/15/35	10,500	8,872
Lehigh County PA General Purpose Hospital
Authority Revenue (Lehigh Valley Health
Network)	5.375%	7/1/14 (4)	900	912
Lehigh County PA General Purpose Hospital
Authority Revenue (Lehigh Valley Health
Network)	7.000%	7/1/16 (14)	3,360	3,790
Lehigh County PA General Purpose Hospital
Authority Revenue (Lehigh Valley Health
Network)	5.000%	7/1/35 (4)	10,000	10,106
Lehigh County PA Industrial Development
Authority Pollution Control Revenue
(PPL Electric UtilitiesCorp. Project)	4.750%	2/15/27 (3)	4,360	4,380
Lower Merion PA School District GO	5.000%	9/1/28	7,845	8,542
Lower Merion PA School District GO	5.000%	9/1/30	8,670	9,356
Lower Merion PA School District GO	5.000%	9/1/32	5,000	5,350

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Luzerne County PA GO	0.000%	11/15/12 (Prere.)	2,360	1,867
Luzerne County PA GO	0.000%	11/15/12 (Prere.)	2,390	1,775
Luzerne County PA GO	5.250%	12/15/21 (14)	5,320	5,686
Luzerne County PA Industrial Development
Authority Water Facility Revenue
(Pennsylvania-American Water Co.)	5.500%	12/1/39	10,000	10,481
Lycoming County PA Authority College Revenue
(Pennsylvania College of Technology)	5.250%	10/1/27 (12)	5,395	5,729
Lycoming County PA Authority College Revenue
(Pennsylvania College of Technology)	5.500%	10/1/37 (12)	6,650	6,905
McKeesport PA Area School District GO	0.000%	10/1/14 (14)	2,040	1,894
McKeesport PA Area School District GO	0.000%	10/1/15 (14)	2,040	1,812
McKeesport PA Area School District GO	0.000%	10/1/16 (14)	4,655	3,965
McKeesport PA Area School District GO	0.000%	10/1/18 (ETM)	425	372
McKeesport PA Area School District GO	0.000%	10/1/18 (2)	2,650	2,181
Monroe County PA Hospital Authority Revenue
(Pocono Medical Center)	5.000%	1/1/27	2,000	1,994
Monroe County PA Hospital Authority Revenue
(Pocono Medical Center)	5.125%	1/1/37	3,000	2,907
Monroe County PA Hospital Authority Revenue
(Pocono Medical Center)	5.250%	1/1/43	6,450	6,276
Montgomery County PA GO	5.000%	10/15/28	13,235	14,296
Montgomery County PA GO	5.000%	10/15/31	6,450	6,853
Montgomery County PA Higher Education &
Health Authority Hospital Revenue (Abington
Memorial Hospital)	5.000%	6/1/25	5,000	5,087
Montgomery County PA Higher Education &
Health Authority Hospital Revenue (Abington
Memorial Hospital)	5.125%	6/1/33	13,545	13,484
Montgomery County PA Higher Education &
Health Authority Revenue (Catholic Health East)	5.375%	11/15/14 (Prere.)	2,175	2,461
Montgomery County PA Higher Education &
Health Authority Revenue (Dickinson College)	5.000%	5/1/31 (11)	5,750	5,880
Montgomery County PA Higher Education &
Health Authority Revenue (Holy Redeemer
Health System)	5.250%	1/1/36	17,500	15,654
Montgomery County PA Industrial Development
Authority Revenue (Hill School)	5.000%	8/15/25 (14)	6,500	6,851
Montgomery County PA Industrial Development
Authority Revenue (Hill School)	5.000%	8/15/26 (14)	3,550	3,723
Montgomery County PA Industrial Development
Authority Revenue (Hill School)	5.000%	8/15/27 (14)	3,300	3,448
Montgomery County PA Industrial Development
Authority Revenue (New Regional Medical
Center Project)	5.250%	8/1/33	7,000	7,241
Montgomery County PA Industrial Development
Authority Revenue (New Regional Medical
Center Project)	5.375%	8/1/38	14,415	14,893
Moon Area School District PA GO	5.000%	11/15/28 (4)	5,000	5,412
Mount Lebanon PA School District GO	5.000%	2/15/13 (Prere.)	9,280	9,800
Mount Lebanon PA School District GO	5.000%	2/15/34	5,500	5,813
North Pocono PA School District GO	5.000%	3/15/26 (14)	4,035	4,196

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northampton County PA General Purpose
Authority Hospital Revenue (St. Luke’s
Hospital Project)	5.375%	8/15/28	6,675	6,695
Northampton County PA General Purpose
Authority Hospital Revenue (St. Luke’s Hospital
Project)	5.500%	8/15/35	2,500	2,483
Northampton County PA General Purpose
Authority Hospital Revenue (St. Luke’s Hospital
Project)	5.500%	8/15/40	5,000	4,894
Northampton County PA General Purpose
Authority University Revenue (Lehigh University)	5.000%	11/15/39	2,595	2,691
OwenJ. Roberts School District Pennsylvania GO	5.500%	8/15/17 (4)	1,495	1,546
Parkland PA School District GO	5.375%	9/1/15 (14)	3,050	3,506
Parkland PA School District GO	5.375%	9/1/16 (14)	2,000	2,359
Pennsbury PA School District GO	5.250%	8/1/24 (4)	9,135	9,960
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue (Allegheny
Energy Supply Co. LLC Project)	7.000%	7/15/39	7,000	7,562
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	5,570	5,713
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	8,500	8,639
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	4,500	4,603
Pennsylvania Economic Development Financing
Authority Pollution Control Revenue
(PPL Electric Utilities Corp. Project)	4.000%	10/1/23	7,500	7,468
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue (American
Water Co. Project)	6.200%	4/1/39	5,000	5,552
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	10/1/39	5,500	5,739
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	4.750%	11/15/40	2,500	2,567
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	11/15/40	8,975	9,382
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	12/1/43	7,500	7,792
Pennsylvania GO	5.000%	9/1/13	1,200	1,296
Pennsylvania GO	5.000%	2/15/14	4,930	5,404
Pennsylvania GO	5.250%	7/1/15	15,000	17,286
Pennsylvania GO	5.000%	2/15/16	24,420	28,335
Pennsylvania GO	5.000%	3/15/16	11,855	13,784
Pennsylvania GO	5.000%	4/15/16	18,690	21,776
Pennsylvania GO	5.375%	7/1/16 (14)	3,025	3,593
Pennsylvania GO	5.000%	8/1/16	5,000	5,865
Pennsylvania GO	5.000%	5/1/17	30,000	35,607

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania GO	5.000%	7/1/17	16,000	19,051
Pennsylvania GO	5.375%	7/1/17	2,800	3,390
Pennsylvania GO	5.000%	8/1/17	10,000	11,926
Pennsylvania GO	5.000%	11/1/17	2,000	2,396
Pennsylvania GO	5.000%	2/15/18	12,745	15,303
Pennsylvania GO	5.000%	5/1/18	41,150	49,572
Pennsylvania GO	5.000%	5/1/19	18,520	22,485
Pennsylvania GO	5.000%	7/1/19	31,900	38,795
Pennsylvania GO	5.375%	7/1/19 (14)	9,915	12,319
Pennsylvania GO	5.000%	11/1/17 (Prere.)	3,500	4,223
Pennsylvania GO	5.000%	7/1/20	6,225	7,593
Pennsylvania GO	5.375%	7/1/21	16,000	20,101
1 Pennsylvania GO TOB VRDO	0.140%	12/7/11	2,700	2,700
Pennsylvania Higher Educational Facilities
Authority Revenue (Bryn Mawr College)	5.000%	12/1/37 (2)	13,170	13,591
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/32 (14)	4,950	5,080
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/37 (14)	9,600	9,847
3 Pennsylvania Higher Educational Facilities
Authority Revenue (Foundation for Indiana
University of Pennsylvania Student Housing)	0.699%	7/1/17 (10)	5,095	4,724
Pennsylvania Higher Educational Facilities
Authority Revenue (Foundation for Indiana
University of Pennsylvania Student Housing)	5.125%	7/1/39 (10)	10,000	9,263
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/29	4,000	4,388
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/30	1,595	1,710
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/30	3,615	3,932
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/31	1,670	1,780
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/34	5,535	5,837
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/39	1,270	1,336
Pennsylvania Higher Educational Facilities
Authority Revenue (Kings College) VRDO	0.140%	12/7/11 LOC	9,200	9,200
Pennsylvania Higher Educational Facilities
Authority Revenue (La Salle University)	5.250%	5/1/27	3,000	3,084
Pennsylvania Higher Educational Facilities
Authority Revenue (La Salle University)	5.000%	5/1/37	3,250	3,231
Pennsylvania Higher Educational Facilities
Authority Revenue (Philadelphia University)	5.125%	6/1/25	3,500	3,492
Pennsylvania Higher Educational Facilities
Authority Revenue (Philadelphia University)	5.250%	6/1/32	6,350	6,111
Pennsylvania Higher Educational Facilities
Authority Revenue (Slippery Rock University
Foundation)	5.000%	7/1/31 (10)	10,260	9,827
Pennsylvania Higher Educational Facilities
Authority Revenue (Slippery Rock University
Foundation)	5.000%	7/1/37 (10)	3,500	3,293

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities
Authority Revenue (St. Joseph’s University)	5.000%	11/1/34	4,000	4,089
Pennsylvania Higher Educational Facilities
Authority Revenue (St. Joseph’s University)	5.000%	11/1/40	5,000	5,039
Pennsylvania Higher Educational Facilities
Authority Revenue (Susquehanna University)
VRDO	0.140%	12/7/11 LOC	5,000	5,000
Pennsylvania Higher Educational Facilities
Authority Revenue (Temple University)	5.000%	4/1/23 (14)	12,200	13,144
Pennsylvania Higher Educational Facilities
Authority Revenue (Temple University)	5.000%	4/1/24 (14)	12,680	13,556
Pennsylvania Higher Educational Facilities
Authority Revenue (Thomas Jefferson
University)	5.375%	1/1/13 (Prere.)	4,435	4,665
Pennsylvania Higher Educational Facilities
Authority Revenue (Thomas Jefferson
University)	5.000%	9/1/39 (2)	9,000	9,095
Pennsylvania Higher Educational Facilities
Authority Revenue (Thomas Jefferson
University)	5.000%	3/1/40	1,000	1,035
Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the
University of Pennsylvania)	5.000%	9/1/17	3,420	4,079
Pennsylvania Higher Educational Facilities
|Authority Revenue (Trustees of the
University of Pennsylvania)	5.000%	9/1/23	1,130	1,321
Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the
University of Pennsylvania)	5.000%	9/1/27	1,285	1,435
Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the
University of Pennsylvania)	5.000%	9/1/28	3,390	3,757
Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the
University of Pennsylvania)	5.000%	9/1/29	1,600	1,757
Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the
University of Pennsylvania)	5.000%	9/1/30	2,260	2,464
Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the
University of Pennsylvania)	5.000%	9/1/41	7,100	7,656
Pennsylvania Higher Educational Facilities
Authority Revenue (University of
Pennsylvania Health System)	5.000%	8/15/24	1,250	1,356
Pennsylvania Higher Educational Facilities
Authority Revenue (University of
Pennsylvania Health System)	5.250%	8/15/25	2,500	2,728
Pennsylvania Higher Educational Facilities
Authority Revenue (University of
Pennsylvania Health System)	5.750%	8/15/41	4,000	4,279
Pennsylvania Higher Educational Facilities
Authority Revenue (University of
Pittsburgh Medical Center)	5.000%	5/15/18	1,375	1,585

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities
Authority Revenue (University of Scranton)	5.000%	11/1/28 (10)	4,080	4,220
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Sciences)	5.000%	11/1/25 (12)	2,285	2,470
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Sciences)	5.000%	11/1/27 (12)	1,800	1,916
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Sciences)	5.000%	11/1/37 (12)	5,745	5,904
Pennsylvania Higher Educational Facilities
Authority Revenue (Widener University)	5.000%	7/15/20	2,360	2,413
Pennsylvania Higher Educational Facilities
Authority Revenue (Widener University)	5.000%	7/15/26	1,200	1,224
Pennsylvania Higher Educational Facilities
Authority Revenue (Widener University)	5.400%	7/15/36	3,000	3,023
Pennsylvania Higher Educational Facilities
Authority Revenue (Widener University)	5.000%	7/15/39	3,000	3,007
Pennsylvania Higher Educational Facilities
Authority Student Housing Revenue
(University Properties Inc.)	6.000%	7/1/21	1,000	1,071
Pennsylvania Higher Educational Facilities
Authority Student Housing Revenue
(University Properties Inc.)	5.000%	7/1/31	3,000	2,737
Pennsylvania Higher Educational Facilities
Authority Student Housing Revenue
(University Properties Inc.)	5.000%	7/1/42	2,500	2,152
Pennsylvania Housing Finance Agency Rental
Housing Revenue (Section 8 Assisted) VRDO	0.120%	12/7/11	3,500	3,500
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.125%	10/1/25	1,500	1,509
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	5.000%	10/1/25	2,000	2,100
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.500%	10/1/30	1,500	1,507
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.750%	10/1/39	4,360	4,380
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/12 (Prere.)	575	598
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/17 (2)	7,000	7,239
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/18 (2)	7,630	7,880
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/19 (2)	10,040	10,355
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/20 (2)	4,495	4,625
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/21 (2)	8,130	8,356
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/23	20,000	22,534
Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue (Philadelphia
Funding Program)	5.000%	6/15/20	6,000	7,184

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue (Philadelphia
Funding Program)	5.000%	6/15/21	2,000	2,360
Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue (Philadelphia
Funding Program)	5.000%	6/15/22	3,230	3,750
Pennsylvania Public School Building Authority
Lease Revenue (School District of Philadelphia)	5.000%	6/1/27 (4)	12,880	13,382
Pennsylvania Public School Building Authority
Lease Revenue (School District of Philadelphia)	5.000%	6/1/31 (4)	18,305	18,769
Pennsylvania State University Revenue	5.000%	8/15/19	920	1,066
Pennsylvania State University Revenue	5.000%	3/1/22	1,250	1,428
Pennsylvania State University Revenue	5.000%	3/1/23	2,020	2,285
Pennsylvania State University Revenue	5.250%	8/15/23	2,000	2,433
Pennsylvania State University Revenue	5.000%	8/15/24	2,000	2,200
Pennsylvania State University Revenue	5.000%	9/1/24	10,625	11,512
Pennsylvania State University Revenue	5.000%	9/1/24	3,000	3,316
Pennsylvania State University Revenue	5.250%	8/15/25	5,360	6,472
Pennsylvania State University Revenue	5.000%	3/1/26	4,800	5,248
Pennsylvania State University Revenue	5.000%	3/1/28	1,000	1,079
Pennsylvania State University Revenue	5.000%	9/1/29	7,625	8,146
Pennsylvania State University Revenue	5.000%	9/1/29	2,500	2,722
Pennsylvania State University Revenue	5.000%	9/1/34	6,325	6,652
Pennsylvania Turnpike Commission
Oil Franchise Tax Revenue	5.000%	12/1/26 (2)	4,000	4,206
Pennsylvania Turnpike Commission
Oil Franchise Tax Revenue	5.000%	12/1/27 (2)	3,000	3,139
Pennsylvania Turnpike Commission
Oil Franchise Tax Revenue	5.000%	12/1/13 (Prere.)	6,000	6,543
Pennsylvania Turnpike Commission Revenue	3.000%	6/1/12 (12)	2,015	2,038
Pennsylvania Turnpike Commission Revenue	3.000%	6/1/13 (12)	2,500	2,584
Pennsylvania Turnpike Commission Revenue	4.000%	6/1/14 (12)	1,565	1,678
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/20	11,375	13,232
2 Pennsylvania Turnpike Commission Revenue	5.000%	12/1/24	1,000	1,119
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/25	16,665	18,287
Pennsylvania Turnpike Commission Revenue	5.250%	7/15/27 (4)	4,000	4,648
Pennsylvania Turnpike Commission Revenue	5.375%	6/1/28	12,785	13,543
Pennsylvania Turnpike Commission Revenue	5.250%	7/15/28 (4)	9,375	10,862
2 Pennsylvania Turnpike Commission Revenue	5.000%	12/1/30	2,600	2,758
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/31 (2)	17,610	18,831
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/32 (2)	16,000	16,694
Pennsylvania Turnpike Commission Revenue	5.500%	6/1/33	17,920	18,807
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/36	12,435	12,640
Pennsylvania Turnpike Commission Revenue	6.000%	12/1/36	2,500	2,869
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	3,000	3,419
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/37	8,650	8,625
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	19,595	22,229
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/38	7,500	7,821
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/39 (12)	18,000	18,258
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	47,750	48,489
Pennsylvania Turnpike Commission Revenue	5.750%	6/1/39	23,000	24,408
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	7,500	7,421
Pennsylvania Turnpike Commission Revenue	5.300%	12/1/41	12,000	12,227

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Commission Revenue
VRDO	0.110%	12/7/11 (4)	17,200	17,200
PhiladelphiaPA Airport Parking Authority Revenue	5.000%	9/1/13	3,260	3,462
PhiladelphiaPA Airport Parking Authority Revenue	5.125%	2/15/24 (2)	1,045	1,046
PhiladelphiaPA Airport Parking Authority Revenue	5.250%	9/1/24	4,025	4,372
PhiladelphiaPA Airport Parking Authority Revenue	5.125%	9/1/29	5,975	6,212
PhiladelphiaPA Airport Revenue	5.000%	6/15/17	1,000	1,136
PhiladelphiaPA Airport Revenue	5.000%	6/15/19	3,120	3,585
PhiladelphiaPA Airport Revenue	5.000%	6/15/20	4,670	5,338
PhiladelphiaPA Airport Revenue	5.000%	6/15/23	3,000	3,300
PhiladelphiaPA Airport Revenue	5.000%	6/15/24	5,000	5,437
PhiladelphiaPA Airport Revenue	5.000%	6/15/25	8,505	9,153
PhiladelphiaPA Gas Works Revenue	5.375%	7/1/16 (4)	13,280	15,007
PhiladelphiaPA Gas Works Revenue	5.000%	8/1/16	3,000	3,311
PhiladelphiaPA Gas Works Revenue	5.250%	8/1/17	2,000	2,238
PhiladelphiaPA Gas Works Revenue	5.375%	7/1/18 (4)	11,555	13,258
PhiladelphiaPA Gas Works Revenue	5.000%	10/1/37 (2)	3,000	2,862
PhiladelphiaPA GO	5.000%	12/15/17 (4)	5,555	6,325
PhiladelphiaPA GO	5.000%	8/1/18 (14)	6,170	6,645
PhiladelphiaPA GO	5.000%	8/1/19 (14)	7,735	8,261
PhiladelphiaPA GO	5.000%	8/1/20 (14)	8,005	8,430
PhiladelphiaPA GO	5.000%	8/1/21 (14)	6,235	6,525
PhiladelphiaPA GO	6.000%	8/1/36	7,430	8,144
PhiladelphiaPA GO	7.125%	7/15/38 (12)	3,500	3,924
PhiladelphiaPA GO	6.500%	8/1/41	3,785	4,323
PhiladelphiaPA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)	5.000%	7/1/32	17,440	18,071
PhiladelphiaPA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)	5.000%	7/1/41	2,500	2,553
PhiladelphiaPA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)
VRDO	0.090%	12/1/11	3,000	3,000
PhiladelphiaPA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)
VRDO	0.090%	12/1/11	5,800	5,800
PhiladelphiaPA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)
VRDO	0.090%	12/1/11	2,100	2,100
PhiladelphiaPA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)
VRDO	0.090%	12/1/11	2,000	2,000
PhiladelphiaPA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Temple
University Health System Obligated Group)	5.500%	7/1/30	5,000	4,653
1 PhiladelphiaPA Industrial Development Authority
Lease Revenue (Fox Chase Cancer Center)
TOB VRDO	0.110%	12/1/11 LOC	13,035	13,035

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA Industrial Development
Authority Lease Revenue VRDO	0.140%	12/7/11 LOC	3,200	3,200
Philadelphia PA Municipal Authority Revenue	6.500%	4/1/34	3,250	3,458
Philadelphia PA Municipal Authority Revenue	6.500%	4/1/39	9,500	10,065
Philadelphia PA Redevelopment Authority Revenue	5.500%	4/15/15 (14)	3,000	3,051
Philadelphia PA Redevelopment Authority Revenue	5.500%	4/15/17 (14)	2,255	2,290
Philadelphia PA Redevelopment Authority Revenue	5.500%	4/15/19 (14)	2,815	2,853
Philadelphia PA Redevelopment Authority Revenue	5.500%	4/15/20 (14)	2,000	2,025
Philadelphia PA Redevelopment Authority Revenue	5.500%	4/15/22 (14)	5,275	5,333
Philadelphia PA School District GO	5.250%	2/1/12 (ETM)	1,000	1,009
Philadelphia PA School District GO	5.500%	2/1/12 (Prere.)	1,800	1,816
Philadelphia PA School District GO	5.500%	2/1/12 (Prere.)	2,500	2,522
Philadelphia PA School District GO	5.500%	2/1/12 (Prere.)	2,000	2,018
Philadelphia PA School District GO	5.500%	2/1/12 (Prere.)	2,000	2,018
Philadelphia PA School District GO	5.625%	8/1/12 (Prere.)	1,000	1,036
Philadelphia PA School District GO	5.500%	2/1/12 (Prere.)	1,000	1,009
Philadelphia PA School District GO	5.625%	8/1/12 (Prere.)	3,500	3,626
Philadelphia PA School District GO	5.625%	8/1/12 (Prere.)	1,000	1,036
Philadelphia PA School District GO	5.250%	9/1/22	7,500	8,354
Philadelphia PA School District GO	5.250%	9/1/23	7,500	8,254
Philadelphia PA School District GO	5.000%	6/1/26 (14)	5,000	5,465
Philadelphia PA School District GO	6.000%	9/1/38	20,000	21,644
Philadelphia PA School District GO VRDO	0.130%	12/7/11 LOC	6,700	6,700
Philadelphia PA Water & Waste Water Revenue	5.000%	6/15/16	10,000	11,386
Philadelphia PA Water & Waste Water Revenue	5.250%	11/1/12 (Prere.)	5,040	5,267
Philadelphia PA Water & Waste Water Revenue	5.250%	11/1/12 (Prere.)	5,460	5,706
Philadelphia PA Water & Waste Water Revenue	5.600%	8/1/18 (ETM)	925	1,114
Philadelphia PA Water & Waste Water Revenue	5.375%	11/1/12 (Prere.)	4,155	4,347
Philadelphia PA Water & Waste Water Revenue	5.250%	1/1/32	5,000	5,228
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/35 (4)	7,000	7,310
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/36	10,500	10,785
Philadelphia PA Water & Waste Water Revenue	5.250%	1/1/36	9,975	10,357
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/40 (4)	7,000	7,264
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/41	3,000	3,068
Pittsburgh PA GO	5.500%	9/1/13 (2)	5,635	5,690
Pittsburgh PA GO	5.500%	9/1/14 (2)	6,475	6,781
Pittsburgh PA GO	5.500%	3/1/12 (Prere.)	2,015	2,042
Pittsburgh PA GO	5.500%	9/1/15 (2)	2,125	2,146
Pittsburgh PA School District GO	5.375%	9/1/14 (4)	1,755	1,945
Pittsburgh PA School District GO	5.500%	9/1/16 (4)	4,000	4,656
Pittsburgh PA School District GO	5.500%	9/1/18 (4)	2,880	3,445
4 Pittsburgh PA Water & Sewer Authority Revenue	7.250%	9/1/14 (ETM)	9,450	10,476
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/27 (14)	10,830	4,434
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/27 (ETM)	1,935	1,047
Pittsburgh PA Water & Sewer Authority Revenue	5.125%	6/1/12 (Prere.)	3,000	3,074
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/28 (ETM)	1,365	700
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/29 (14)	20,000	7,104
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/29 (ETM)	4,725	2,279
Pocono Mountain PA School District GO	5.000%	9/1/31 (4)	3,000	3,095
Radnor Township PA School District GO	5.000%	8/15/15 (Prere.)	835	960
Radnor Township PA School District GO	5.000%	2/15/35 (4)	1,665	1,715
2 Reading PA Area Water Authority Revenue	5.000%	12/1/31	1,000	996
2 Reading PA Area Water Authority Revenue	5.250%	12/1/36	1,000	1,003
Reading PA School District GO	5.000%	1/15/29 (4)	5,000	5,202

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,480	1,495
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	520	525
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,425	1,439
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	500	505
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,515	1,530
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	530	535
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	2,390	2,414
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	835	843
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,725	1,743
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,850	1,869
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	650	657
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	5.750%	12/1/11 (Prere.)	2,225	2,248
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	5.750%	12/1/11 (Prere.)	775	783
Sayre PA Health Care Facilities Authority
Revenue (Guthrie Health Care System)	5.875%	12/1/11 (Prere.)	2,840	2,869
Scranton PA School District GO	5.250%	6/15/27 (10)	2,750	2,915
Scranton PA School District GO	5.250%	6/15/31 (10)	2,375	2,481
Scranton-Lackawanna PA Health & Welfare
Authority Revenue (University of Scranton)	5.000%	11/1/32 (10)	3,850	3,951
Shamokin-CoalTownship PA Joint Sewer
Authority Sewer Revenue	5.000%	7/1/30 (4)	5,340	5,507
Shamokin-CoalTownship PA Joint Sewer
Authority Sewer Revenue	5.000%	7/1/36 (4)	6,500	6,628
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/30 (11)	5,000	5,124
Somerset PA Area School District GO	5.000%	3/15/25 (4)	7,090	7,611
South Fork PA Hospital Authority Hospital
Revenue (Conemaugh Valley Memorial
Hospital Project)	5.750%	7/1/18 (6)	6,285	6,620
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	6.000%	6/1/25	20,000	22,346
Southeastern Pennsylvania Transportation
Authority Revenue	5.000%	3/1/27	6,100	6,610
Southeastern Pennsylvania Transportation
Authority Revenue	5.000%	3/1/28	5,000	5,381
State Public School Building Authority
Pennsylvania School Revenue (Philadelphia
School District Project)	5.250%	6/1/13 (Prere.)	9,280	9,956
SwarthmoreBorough Authority PA College
Revenue	5.000%	9/15/30	21,000	22,711

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Unionville-Chadds Ford PA School District GO	5.000%	6/1/32	6,440	6,901
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.500%	9/15/24	3,000	3,533
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.250%	9/15/29	14,000	15,597
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.250%	9/15/34	10,100	10,937
Washington County PA Hospital Authority
Revenue (Washington Hospital Project)	5.125%	7/1/12 (2)	1,935	1,968
Washington County PA Hospital Authority
Revenue (Washington Hospital Project)	5.250%	7/1/13 (2)	2,035	2,112
Washington County PA Hospital Authority
Revenue (Washington Hospital Project)	5.375%	7/1/14 (2)	1,640	1,732
Washington County PA Hospital Authority
Revenue (Washington Hospital Project)	5.375%	7/1/15 (2)	2,250	2,415
Washington County PA Hospital Authority
Revenue (Washington Hospital Project)	5.500%	7/1/16 (2)	2,375	2,592
West Chester PA Area School District GO	5.000%	5/15/28 (14)	7,480	7,951
West Cornwall Township PA Municipal
Authority College Revenue (Elizabethtown
College Project)	6.000%	12/15/11 (Prere.)	2,650	2,656
West Cornwall Township PA Municipal
Authority College Revenue (Elizabethtown
College Project)	6.000%	12/15/11 (Prere.)	2,000	2,005
Westmoreland County PA Industrial Development
Authority Revenue (Excela Health Project)	5.125%	7/1/30	1,200	1,198
Westmoreland County PA Municipal Authority
Revenue	6.125%	7/1/17 (ETM)	6,390	7,456
Westmoreland County PA Municipal Authority
Revenue	5.250%	8/15/15 (Prere.)	3,490	4,043
Westmoreland County PA Municipal Authority
Service Water Revenue	0.000%	8/15/15 (3)	5,000	4,606
Westmoreland County PA Municipal Authority
Service Water Revenue	0.000%	8/15/23 (14)	5,000	3,058
Westmoreland County PA Municipal Authority
Service Water Revenue	0.000%	8/15/24 (14)	4,000	2,290
Wilkes-Barre PA Finance Authority College
Revenue (King’s College Project) VRDO	0.140%	12/7/11 LOC	2,300	2,300
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/35	1,010	1,041
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/40	4,990	5,112
Wilkes-Barre PA Finance Authority Revenue
(Wilkes University Project)	5.000%	3/1/27	2,200	2,152
Wilkes-Barre PA Finance Authority Revenue
(Wilkes University Project)	5.000%	3/1/37	3,000	2,747
Wyoming PA Area School District GO	5.000%	9/1/26 (14)	2,000	2,101
Wyoming PA Area School District GO	5.000%	9/1/29 (14)	5,020	5,212
York County PA GO	5.000%	6/1/33 (14)	6,000	6,175

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
York County PA Solid Waste & Refuse
Authority Revenue	5.500%	12/1/13 (14)	6,750	7,368
York County PA Solid Waste & Refuse
Authority Revenue	5.500%	12/1/14 (14)	4,050	4,556
				2,854,682
Puerto Rico (2.2%)
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/20	5,300	5,971
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/21 (14)	5,000	5,546
Puerto Rico GO	5.500%	7/1/18 (14)	5,000	5,501
Puerto Rico Highway & Transportation
Authority Revenue	5.500%	7/1/19 (14)	2,880	3,169
Puerto Rico Highway & Transportation
Authority Revenue	5.500%	7/1/19 (ETM)	13,120	16,585
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	5.500%	7/1/23 (2)	10,000	10,621
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	0.000%	7/1/30 (3)	14,905	4,492
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	0.000%	7/1/31 (3)	28,695	7,921
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.750%	7/1/22 (ETM)	10	13
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.750%	7/1/22	4,990	5,460
				65,279
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/12	2,000	2,051
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/20	1,750	1,810
				3,861
Total Tax-Exempt Municipal Bonds (Cost $2,823,733)				2,923,822
Other Assets and Liabilities (0.4%)
Other Assets				45,711
Liabilities				(34,715)
				10,996
Net Assets (100%)				2,934,818

Pennsylvania Long-Term Tax-Exempt Fund

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,856,793
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(22,064)
Unrealized Appreciation (Depreciation)	100,089
Net Assets	2,934,818

Investor Shares—Net Assets
Applicable to 41,941,498 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	469,640
Net Asset Value Per Share—Investor Shares	$11.20

Admiral Shares—Net Assets
Applicable to 220,153,960 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,465,178
Net Asset Value Per Share—Admiral Shares	$11.20

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $25,660,000, representing 0.9% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
3 Adjustable-rate security.
4 Securities with a value of $55,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	119,865
Total Income	119,865
Expenses
The Vanguard Group—Note B
Investment Advisory Services	322
Management and Administrative—Investor Shares	703
Management and Administrative—Admiral Shares	2,006
Marketing and Distribution—Investor Shares	152
Marketing and Distribution—Admiral Shares	521
Custodian Fees	40
Auditing Fees	29
Shareholders’ Reports—Investor Shares	12
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	3
Total Expenses	3,794
Net Investment Income	116,071
Realized Net Gain (Loss)
Investment Securities Sold	602
Futures Contracts	(4,887)
Realized Net Gain (Loss)	(4,285)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	54,293
Futures Contracts	7
Change in Unrealized Appreciation (Depreciation)	54,300
Net Increase (Decrease) in Net Assets Resulting from Operations	166,086

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	116,071	122,011
Realized Net Gain (Loss)	(4,285)	2,673
Change in Unrealized Appreciation (Depreciation)	54,300	584
Net Increase (Decrease) in Net Assets Resulting from Operations	166,086	125,268
Distributions
Net Investment Income
Investor Shares	(18,677)	(26,826)
Admiral Shares	(97,394)	(95,185)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(116,071)	(122,011)
Capital Share Transactions
Investor Shares	(75,104)	(122,798)
Admiral Shares	(44,731)	300,068
Net Increase (Decrease) from Capital Share Transactions	(119,835)	177,270
Total Increase (Decrease)	(69,820)	180,527
Net Assets
Beginning of Period	3,004,638	2,824,111
End of Period	2,934,818	3,004,638

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.99	$10.97	$10.19	$11.18	$11.47
Investment Operations
Net Investment Income	.438	.446	.456	.483	.505
Net Realized and Unrealized Gain (Loss)
on Investments	.210	.020	.780	(.968)	(.252)
Total from Investment Operations	.648	.466	1.236	(.485)	.253
Distributions
Dividends from Net Investment Income	(.438)	(.446)	(.456)	(.483)	(.505)
Distributions from Realized Capital Gains	—	—	—	(.022)	(.038)
Total Distributions	(.438)	(.446)	(.456)	(.505)	(.543)
Net Asset Value, End of Period	$11.20	$10.99	$10.97	$10.19	$11.18

Total Return[1]	6.07%	4.28%	12.32%	-4.48%	2.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$470	$537	$657	$593	$636
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.00%	4.01%	4.26%	4.46%	4.50%
Portfolio Turnover Rate	9%	18%	14%	24%	14%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.99	$10.97	$10.19	$11.18	$11.47
Investment Operations
Net Investment Income	.447	.455	.464	.491	.513
Net Realized and Unrealized Gain (Loss)
on Investments	.210	.020	.780	(.968)	(.252)
Total from Investment Operations	.657	.475	1.244	(.477)	.261
Distributions
Dividends from Net Investment Income	(.447)	(.455)	(.464)	(.491)	(.513)
Distributions from Realized Capital Gains	—	—	—	(.022)	(.038)
Total Distributions	(.447)	(.455)	(.464)	(.513)	(.551)
Net Asset Value, End of Period	$11.20	$10.99	$10.97	$10.19	$11.18

Total Return	6.15%	4.36%	12.41%	-4.41%	2.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,465	$2,467	$2,167	$1,815	$1,834
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	4.08%	4.09%	4.34%	4.53%	4.57%
Portfolio Turnover Rate	9%	18%	14%	24%	14%

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Pennsylvania Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Pennsylvania Long-Term Tax-Exempt Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $475,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	2,923,822	—
Futures Contracts—Liabilities[1]	(31)	—	—
Total	(31)	2,923,822	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2012	1	129	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $14,266,000 to offset future net capital gains of $13,421,000 through November 30, 2016, and $845,000 through November 30, 2019.

The fund had realized losses totaling $7,798,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Pennsylvania Long-Term Tax-Exempt Fund

At November 30, 2011, the cost of investment securities for tax purposes was $2,831,531,000. Net unrealized appreciation of investment securities for tax purposes was $92,291,000, consisting of unrealized gains of $112,634,000 on securities that had risen in value since their purchase and $20,343,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2011, the fund purchased $244,684,000 of investment securities and sold $381,515,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	103,853	9,489	182,097	16,401
Issued in Lieu of Cash Distributions	13,556	1,239	19,970	1,798
Redeemed	(192,513)	(17,693)	(324,865)	(29,213)
Net Increase (Decrease)—Investor Shares	(75,104)	(6,965)	(122,798)	(11,014)
Admiral Shares
Issued	297,109	27,190	556,316	50,140
Issued in Lieu of Cash Distributions	63,345	5,791	62,565	5,632
Redeemed	(405,185)	(37,424)	(318,813)	(28,739)
Net Increase (Decrease)—Admiral Shares	(44,731)	(4,443)	300,068	27,033

H. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Pennsylvania Tax-Free Funds and the Shareholders of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund (constituting two separate portfolios of Vanguard Pennsylvania Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 13, 2012

Special 2011 tax information (unaudited) for Vanguard Pennsylvania Tax-Exempt Funds

This information for the fiscal year ended November 30, 2011, is included pursuant to provisions of the
Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2011	11/30/2011	Period
Based on Actual Fund Return
Pennsylvania Tax-Exempt Money Market Fund	$1,000.00	$1,000.08	$0.75
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,042.06	$1.02
Admiral Shares	1,000.00	1,042.47	0.61
Based on Hypothetical 5% Yearly Return
Pennsylvania Tax-Exempt Money Market Fund	$1,000.00	$1,024.32	$0.76
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Pennsylvania Tax-Exempt Money Market Fund, 0.15%; and for the Pennsylvania Long-Term Tax-Exempt Fund, 0.20% for
Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q770 012012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2011: $52,000
Fiscal Year Ended November 30, 2010: $48,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2011: $3,978,540
Fiscal Year Ended November 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2011: $1,341,750
Fiscal Year Ended November 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2011: $373,830
Fiscal Year Ended November 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2011: $16,000
Fiscal Year Ended November 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2011: $389,830
Fiscal Year Ended November 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number
33-23444, Incorporated by Reference.